                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              February 29, 2000


                            ICG COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-11965             84-1342022
 (State or other Jurisdiction    (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                            161 Inverness Drive West
                            Englewood, Colorado 80112
                         (Address of principal executive
                           offices including Zip Code)

                            ICG HOLDINGS (CANADA) CO.
             (Exact name of registrant as specified in its charter)

             Canada                       1-11052              Not Applicable
  (State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                            161 Inverness Drive West
                            Englewood, Colorado 80112

                         (Address of principal executive
                           offices including Zip Code)

                               ICG HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


           Colorado                      33-96540                84-1158866
 (State or other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                            161 Inverness Drive West
                            Englewood, Colorado 80112
                         (Address of principal executive
                           offices including Zip Code)

                                ICG FUNDING, LLC
               (Exact name of registrant as specified in charter)


           Delaware                      333-40495               84-1434980
 (State or other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

                            161 Inverness Drive West
                            Englewood, Colorado 80112
                         (Address of principal executive
                           offices including Zip Code)

                         (888)424-1144 and (303)414-5000
                        (Registrants' telephone numbers,
                              including area code)

                                      N.A.
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

                  In a press release dated February 29, 2000, ICG
Communications, Inc., a Delaware corporation (the "Company"), announced its consolidated earnings information and results of operations for the Company's 1999 fourth quarter and year end. A copy of the press release is attached.

Item 7.  Exhibit

         (c) Exhibit

                  99.1 Press Release, dated February 29, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated     March 7, 2000              ICG COMMUNICATIONS, INC.

                                        By:     /s/ Harry R. Herbst
                                                --------------------------------
                                                 Harry R. Herbst
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                        ICG HOLDINGS (CANADA) CO.

                                        By:     /s/ Harry R. Herbst
                                                --------------------------------
                                                 Harry R. Herbst
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                        ICG HOLDINGS, INC.

                                        By:     /s/ Harry R. Herbst
                                                --------------------------------
                                                 Harry R. Herbst
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                        ICG FUNDING, LLC

                                        By:     /s/ Harry R. Herbst
                                                --------------------------------
                                                 Harry R. Herbst
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

      Exhibit No.                                        Description
      -----------                                        -----------
         99.1                              Press Release dated February 29, 2000